UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2008

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

000-33001

(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1501 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices)

650-802-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On May 22, 2008, Natus Medical Incorporated (“Natus”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC and UBS Investment Bank, acting as joint bookrunning managers, and Natixis Bleichroeder Inc., Needham & Company, LLC, Raymond James & Associates, Inc. and Roth Capital Partners, LLC, acting as co-managers (collectively, the “Underwriters”). The Underwriting Agreement provides for the sale of 4,000,000 shares of Natus common stock at a price to the Underwriters of $18.33 per share (the “Offering”). Natus also granted the Underwriters an option to purchase up to 600,000 additional shares of Natus common stock to cover over-allotments, if any, which option the Underwriters exercised in full on May 23, 2008. These shares are being offered and sold under a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, in connection with an offering pursuant to Natus’ shelf registration statement on Form S-3 (Registration No. 333-150503) (the “Registration Statement”). Natus expects to close the offering and sale of the 4,600,000 shares of its common stock on May 29, 2008.

The above description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached to this Report as Exhibit 1.01 and which is incorporated by reference into the Registration Statement.

A copy of the press release dated May 23, 2008 announcing the Offering is attached to this Report as Exhibit 99.01.

Item 8.01.	Other Events.

In connection with the Offering, Natus is filing a legal opinion and consent as Exhibit No. 5.01 and Exhibit No. 23.01 to this Report, which are incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

1.01	Underwriting Agreement, dated as of May 22, 2008, between Natus Medical Incorporated and the several underwriters named on Schedule A to the Underwriting Agreement

5.01	Opinion of Fenwick & West LLP regarding the legality of the shares offered

23.01	Consent of Fenwick & West LLP (included in Exhibit 5.01)

99.01	Press release dated May 23, 2008 announcing the Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED (Registrant)

Dated: May 23, 2008	By:	/s/ Steven J. Murphy
Steven J. Murphy
Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.01	Underwriting Agreement, dated as of May 22, 2008, between Natus Medical Incorporated and the several underwriters named on Schedule A to the Underwriting Agreement

5.01	Opinion of Fenwick & West LLP regarding the legality of the shares offered

23.01	Consent of Fenwick & West LLP (included in Exhibit 5.01)

99.01	Press release dated May 23, 2008 announcing the Offering